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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 12, 2002


                              SUNTERRA CORPORATION
             (Exact name of registrant as specified in its charter)



          Maryland                    000-21193                 95-4582157
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)



                             1781 Park Center Drive
                             Orlando, Florida 32835
                               "www.sunterra.com"
                    (Address of Principal Executive Offices)

                                  407-532-1000
              (Registrant's telephone number, including area code)
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Item 3.   Bankruptcy or Receivership.

     The May 2002 Monthly Operating Report for the 16 operating entities and for all Debtors consolidated, as filed with the Bankruptcy Court on July 12, 2002, is included as Exhibit 99 to this Current Report on Form 8-K.

     MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. This information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Securities Exchange Act of 1934. Results set forth in any Monthly Operating Report should not be viewed as indicative of future results.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         Exhibit No.           Description
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              99               Debtors' May 2002 Monthly Operating Report

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SUNTERRA CORPORATION



Date: July 16, 2002                           By: /s/ Lawrence E. Young
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                                              Lawrence E. Young
                                              Chief Financial Officer
                                              and Vice President

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                                  EXHIBIT INDEX
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         Exhibit No.         Description
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              99             Debtors' May 2002 Monthly Operating Report

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